UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 4, 2010

GERMAN AMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Box 810
Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

(812) 482-1314
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

MERGER AGEEMENT

On October 4, 2010, German American Bancorp, Inc., an Indiana corporation (“German American”) and American Community Bancorp, Inc., an Indiana corporation (“American Community”), entered into an Agreement and Plan of Reorganization (“Agreement”) pursuant to which American Community agreed to merge with and into German American (the “Merger”). The Agreement provides that American Community’s wholly-owned banking subsidiary, Bank of Evansville, will be merged with and into German American’s wholly-owned banking subsidiary, German American Bancorp, immediately following the Merger.

American Community, through its wholly owned subsidiary, Bank of Evansville, provides a full range of commercial and consumer banking services in the Evansville, Indiana, area, from three banking offices located on the east, west and north sides of the city.  At June 30, 2010, American Community reported total assets of approximately $312 million, total loans of approximately $246 million, and total deposits of approximately $269 million.

German American beneficially owns 199,943 shares of American Community’s outstanding common stock, which represents approximately 9.2% of American Community’s presently outstanding common stock.

Under the terms of the Agreement, American Community common shareholders (other than German American in respect of its American Community shares) will receive 0.725 shares of German American common stock for each of their shares of American Community common stock in a tax free exchange, plus a cash payment of $2.00 per American Community share.

Based on American Community’s number of common shares currently outstanding, German American expects to issue approximately 1,435,000 shares of its common stock, and pay approximately $3,960,000 cash, for all of the issued and outstanding common shares of American Community that are not now owned by German American.  In addition, German American expects to pay approximately $1,800,000 (estimated on the basis of German American’s October 4, 2010 closing price and the number of dilutive options and warrants outstanding on that date) in cancellation of options and warrants to purchase American Community common stock, if the Merger is completed and such options and warrants are not exercised, forfeited or otherwise terminated prior to the completion of the Merger.

Consummation of the Merger is subject to approval by federal and state banking regulatory authorities, approval by the shareholders of American Community and certain other conditions set forth in the Agreement.  Assuming such approvals are timely secured, German American expects that the Merger will be completed around the end of 2010 or early in 2011.

The Agreement contains (a) customary representations and warranties of German American and American Community, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, financial statements, and compliance with applicable laws, (b) covenants of American Community to conduct its business in the ordinary course until the Merger is completed; (c) covenants of American Community to use reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises, and (d) covenants of German American and American Community to take, or not to take, certain actions during such period. American Community has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Each party’s obligation to consummate the Merger is subject to various conditions, including (a) receipt of the requisite approval of the holders of American Community common stock, (b) receipt of regulatory approvals, (c) effectiveness of the registration statement to be filed by German American and exchange listing approval, in each case with respect to the German American common stock to be issued in the Merger, (d) the accuracy of the representations and warranties of the other party, subject to a material adverse effect standard as to inaccuracies that arise after the date of the Agreement and prior to completion of the Merger, (e) compliance of the other party with its covenants in all material respects, and (f) the absence of a material adverse effect of the other party.  In addition, German American’s obligation to consummate the Merger is subject to the number of shares of American Community that exercise statutory appraisal rights under Indiana law in relation to the merger not exceeding certain amounts specified by the Agreement.

The Agreement contains certain termination rights for German American and American Community, as the case may be, applicable upon: (i) certain adverse regulatory decisions in relation to the Merger, (ii) if the Merger has not been closed by March 31, 2011; (iii) a failure of the other party to comply with such party's covenants (subject to certain rights to cure in certain cases) or a breach of the representations and warranties by the other party that would have a material adverse effect on such party; or (iv) if the American Community shareholders fail to approve the transaction by the required vote.

The foregoing summarizes certain important provisions of the Agreement but does not purport to be complete.  The Agreement has been furnished as Regulation FD Disclosure (not filed) as Exhibit 99.1 to this Report.  See “Cautionary Note regarding Representations and Warranties” below for information that investors should understand when reviewing this Agreement and its representations and warranties.

VOTING AGREEMENT

German American on October 4, 2010, entered into a Voting Agreement dated as of October 1, 2010, with Jack A. Strassweg and Four S Properties, LLC, a limited liability company of which Mr. Strassweg is Manager (together, Four S Properties LLC and Jack A. Strassweg are referred to in this Report as “Mr. Strassweg”).  Mr. Strassweg holds of record or beneficially an aggregate of 166,083 shares of American Community common stock, which, according to the number of shares reported to be currently outstanding by American Community, represents as of October 4, 2010, approximately 7.7% of American Community’s outstanding shares.  Under the Voting Agreement, and subject to its terms and conditions, Mr. Strassweg has agreed with German American (and with American Community as a third-party intended beneficiary of Mr. Strassweg’s promises under that Voting Agreement) to vote (or cause to be voted) Mr. Strassweg’s shares in favor of the Merger at the American Community common shareholders meeting that is required to be held under the Agreement (and not exercise statutory dissenters rights of appraisal in relation to the Merger), not to sell or encumber Mr. Strassweg’s shares to third parties, and not to oppose the Merger, during the term of such Agreement.

The foregoing summarizes certain important provisions of the Voting Agreement but does not purport to be complete.  The Voting Agreement has been furnished as Regulation FD Disclosure (not filed) as Exhibit 99.2 to this Report.  See “Cautionary Note regarding Representations and Warranties” below for information that investors should understand when reviewing this Agreement and its representations and warranties.

CAUTIONARY NOTE REGARDING REPRESENTATIONS AND WARRANTIES

The representations and warranties of each party set forth in the Agreement or in Voting Agreement have been made solely for the benefit of the other party to the Agreement.  The Agreement and the Voting Agreement are filed only to provide investors with information regarding the terms of such documents, and not to provide investors with any other factual information regarding the parties or their respective businesses or affairs.

ADDITIONAL INFORMATION

German American will file a Registration Statement on Form S-4 that will include a proxy statement of American Community and a prospectus of German American and other relevant documents concerning the proposed merger with the Securities and Exchange Commission. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a copy of the proxy statement/prospectus, as well as other filings containing information about German American, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or John Schenk, Chief Financial Officer, American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana, 47715, telephone 812-962-2265.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to the anticipated consummation of the merger transaction and the expected effects of the transaction, anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in German American’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that relate specifically to the proposed transaction that could cause actual results to differ materially from current expectations of management include, but are not limited to, the failure to obtain the required regulatory or shareholder approvals or failure of any of the other conditions which would result in the transaction not being completed, American Community's operations may not be integrated successfully into German American's operations or such integration may be more difficult, time-consuming or costly than expected, the expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected timeframe, customer and employee relationships and business operations may be disrupted by the transaction, and the ability to complete the transaction on the expected timeframe may be more difficult, time-consuming or costly than expected. In addition, risks that relate to our businesses that could cause actual results to differ materially from current expectations of management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of mergers, new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Item 7.01.        Regulation FD Disclosure.

On the evening of October 4, 2010, German American and American Community issued a joint press release, which is furnished (not filed) herewith as Exhibit 99.3, making the first public announcement of their entry into the Agreement.  The Agreement and the Voting Agreement are likewise furnished (not filed) herewith as Exhibits 99.1 and 99.2 to this Report, respectively.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

None of the following exhibits, all of which are furnished as Regulation FD information, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

99.1	Agreement and Plan of Reorganization among German American Bancorp, Inc., American Community Bancorp, Inc, German American Bancorp, and Bank of Evansville, dated October 4, 2010.

99.2	Voting Agreement by and among German American Bancorp, Inc., Four S Properties, LLC, and Jack A. Strassweg, dated as of October 1, 2010.

99.3	Joint Press Release issued by German American Bancorp, Inc., and American Community Bancorp, Inc., dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: October 4, 2010	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and CEO

INDEX TO EXHIBITS

None of the following exhibits, all of which are furnished as Regulation FD information, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

99.1	Agreement and Plan of Reorganization among German American Bancorp, Inc., American Community Bancorp, Inc, German American Bancorp, and Bank of Evansville, dated October 4, 2010.

99.2	Voting Agreement by and among German American Bancorp, Inc., Four S Properties, LLC, and Jack A. Strassweg, dated as of October 1, 2010.

99.3	Joint Press Release issued by German American Bancorp, Inc., and American Community Bancorp, Inc., dated October 4, 2010.